USAA TREASURY MONEY MARKET TRUST (UATXX)	SUMMARY PROSPECTUS October 1, 2015 As Supplemented December 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated October 1, 2015, as supplemented December 1, 2015, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Treasury Money Market Trust (the Fund) provides investors maximum current income while maintaining the highest degree of safety and liquidity.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.13%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Operating Expenses	0.52%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years

$53	$167	$291	$653

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days’ written notice to shareholders.

PRINCIPAL RISKS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio manager may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates or other market factors.

Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

SIX-MONTH YTD TOTAL RETURN
0.00%* (6/30/15)

BEST QUARTER**	WORST QUARTER**
1.22% 4th Qtr. 2006	0.00%* 4th Qtr. 2014

*Represents less than 0.01%
**Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014

Past	Past	Past
1 Year*	5 Years*	10 Years

0.00%	0.00%	1.29%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund through USAA Brokerage Services on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries, and if you have an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

•	Minimum initial purchase: $3,000

•	Minimum subsequent investment: $50 (Except on transfers from brokerage accounts into the Fund, which are exempt from the minimum.)

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98058-1215

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